FOURTH AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Warehousing Credit Agreement (the “Amendment”) is made and entered into as of March 24, 2005 (“Effective Date”), by and among PLM Equipment Growth Fund VI, a California limited partnership (“EGF VI”), PLM Equipment Growth & Income Fund VII, a California limited partnership (“EGF VII”), Transportation Equipment-PLM, LLC, a Delaware limited liability company (“TEP”), Acquisub, LLC, a Delaware limited liability company (“Acquisub”), and Rail Investors II, LLC, a Delaware limited liability company (“Rail”) (EGF VI, EGF VII, TEP, Acquisub, and Rail, each individually being a “Borrower” and, collectively, the “Borrowers”), PLM Financial Services, Inc., a Delaware corporation and the sole general partner, in the case of EGF VI and EGF VII, and the sole manager, in the case of Acquisub (“FSI”), the banks, financial institutions and institutional lenders from time to time party to the Credit Agreement (defined below) and defined as Lenders therein (“Lenders”), and Comerica Bank (“Comerica Bank”), not in its individual capacity, but solely as agent (in such capacity, the “Agent”).

Recitals

A. Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Amended and Restated Warehousing Credit Agreement dated as of March 17, 2004, as amended by that certain First Amendment to Amended and Restated Warehousing Credit Agreement dated as of September 3, 2004, that certain Second Amendment to Amended and Restated Warehousing Credit Agreement dated as of October 20, 2004, and that certain Third Amendment to Amended and Restated Warehousing Credit Agreement dated as of December 28, 2004 by and among the Borrowers, FSI, Agent, and the Lenders (the “Credit Agreement”). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.  Borrowers and FSI have requested that the Lenders extend the Commitment Termination Date to May 1, 2006, and to enter into certain other amendments to the Credit Agreement and other Loan Documents, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Lenders and Agent hereby agree as follows:

Section 1. Amendments.

1.1 Definition of Commitment Termination Date. The definition of “Commitment Termination Date” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Commitment Termination Date” means May 1, 2006.

1.3 Definition of Maturity Date. The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Maturity Date” means, with respect to each Loan advanced by Lenders hereunder with respect to Eligible Inventory, the date which is three hundred and sixty (360) days after the Funding Date of such Loan or such earlier or later date as requested by the Requesting Borrower and approved by Requisite Lenders, in their sole and absolute discretion; provided, however, in no event shall any Maturity Date be a date which is later than the Commitment Termination Date.

Section 2. Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1 Executed Amendment. Agent shall have received this Amendment duly executed and delivered by FSI and each Borrower, and consented to and acknowledged by the Guarantors and the Rail Guarantors, and the same shall have become effective.

2.2 Other Documents. Agent shall have received such other documents, information and items as reasonably requested by Agent.

2.3 Payment of Fees. Agent shall have received reimbursement from Borrowers of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 3. Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Credit Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 4. Representations And Warranties. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Each of Borrower and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower or FSI, as applicable.

Section 5. Ratification and Reaffirmation of Liens. Each of TEP, Acquisub, EGF VI, and Rail hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

Section 6. Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 7. Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of the Effective Date. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment, the Credit Agreement, and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers and/or their affiliates pursuant to the Credit Agreement and the other Loan Documents, as amended hereby.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[signature page to follow]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrowers: PLM Equipment Growth Fund VI

By PLM Financial Services, Inc.,
Its General Partner

By
Its________________________________________

PLM Equipment Growth & Income Fund VII

By PLM Financial Services, Inc.,
Its General Partner

By
Its________________________________________

Transportation Equipment-PLM, LLC

By: MILPI Holdings, LLC,
a Delaware limited liability company

By: Its Managing Member,

PLM MILPI Holdings LLC,
A Delaware limited liability company

By:_________________________
James A. Coyne, Manager

Acquisub, LLC

By PLM Financial Services, Inc.,
Its Manager

By
Its________________________________________

Rail Investors II, LLC

By________________________________
Gary D. Engle, Manager

By________________________________
James A. Coyne, Manager

FSI: PLM Financial Services, Inc.

By
Its________________________________________

Lenders: Comerica Bank

By
Its________________________________________

First Bank dba First Bank & Trust

By
Its________________________________________

Agent: Comerica Bank

By
Its________________________________________

The undersigned Guarantors under the Second Amended and Restated Guaranty dated as of October 20, 2004 (the “Guaranty”) hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers (other than Rail) under the Credit Agreement, as amended pursuant to this Amendment.

In addition, each of PLMI and MILPI hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

Executed as of March 24, 2005.

PLM International, Inc.

By:__________________________
Its:__________________________

PLM Financial Services, Inc.

By:_________________________
Its:_________________________

PLM Transportation Equipment Corporation

By:__________________________
Its:__________________________

(signatures continued on the following page)

MILPI Holdings, LLC

By: Its Managing Member,

PLM MILPI Holdings LLC,
a Delaware limited liability company

By:_________________________
James A. Coyne, Manager

The undersigned Rail Guarantors under the Rail Guaranty dated as of October 20, 2004 (the “Rail Guaranty”) hereby consent to the terms of the foregoing amendment and acknowledge that the Rail Guaranty remains fully effective in accordance with its terms with respect to the obligations of Rail under the Credit Agreement, as amended pursuant to this Amendment.

Executed as of March 24, 2005.

GDE Investment Corp.

By:__________________________
Printed Name: Gary D. Engle
Title: President

JAC Investment Corp.

By:__________________________
Printed Name: James A. Coyne
Title: President